================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 18, 2004
                Date of Report (Date of earliest event reported)

                           1ST COLONIAL BANCORP, INC.
             (Exact name of registrant as specified in its charter)

        PENNSYLVANIA                   333-84114                 01-0715542
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

                   1040 HADDON AVENUE
                COLLINGSWOOD, NEW JERSEY                         08108
        (Address of principal executive offices)              (Zip Code)

                                 (856) 858-1100
               Registrant's telephone number, including area code

         (Former name or former address, if changed since last report.)

================================================================================

Item 7. Financial Statements and Exhibits.

      (a)   Exhibits.

            The following exhibit is filed herewith:

            99.1 Press Release, dated March 18, 2004, of 1st Colonial Bancorp,
                 Inc.

Item 12. Results of Operations and Financial Condition

            On March 18, 2004, 1st Colonial Bancorp, Inc. ("the Company") issued a press release setting forth the Company's financial condition and results of operations at and for the year ended December 31, 2003. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2004                      1ST COLONIAL BANCORP, INC.


                                           /s/ Gerard M. Banmiller
                                           -------------------------------------
                                           Gerard M. Banmiller
                                           President and Chief Executive
                                              Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                    DESCRIPTION
------                                    -----------
99.1          Press Release, dated March 18, 2004, of 1st Colonial Bancorp, Inc.